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Exhibit 10.24

FORMULATION FEASIBILITY AGREEMENT

THIS FORMULATION FEASIBILITY AGREEMENT (this “Agreement”) is to be made 12 August 2015

BETWEEN

1)	Midatech Pharma plc, a company incorporated in England and Wales under company registration number 09216368 whose registered office is at 65 Innovation Drive, Milton Park, Abingdon, OX14 4RQ, United Kingdom (“Midatech”); and

2)	Ophthotech Corporation a company registered under the laws of the State of Delaware, USA with an office at One Penn Plaza, Suite 1924, New York, NY 10119 (“Ophthotech”)

WHEREAS

(A)	Midatech has developed a patented bio-encapsulation technology, “Q-Sphera™”, related know how and scientific programmes with many applications, including the formulation of therapeutic molecules and sustained release drug delivery.

(B)	Ophthotech possesses proprietary rights relating to compounds for the treatment of ophthalmic diseases and conditions.

(C)	Subject to and in accordance with the terms of this agreement, Midatech is willing to carry out certain specified research activities utilizing its Q-Sphera technology as more fully detailed herein.

NOW, THEREFORE, the parties agree to this feasibility agreement as follows:

1.	DEFINITIONS

1.1	“Affiliates” shall mean any person or business entity which directly or indirectly controls, is controlled by, or is under common control with a Party to this Agreement. “Control” for the purposes of this definition shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in an entity, or such other relationship as, in fact, constitutes control.

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1.2	“Background Intellectual Property” shall mean in relation to either Party, any and all Intellectual Property and Know-how owned by (or licensed to) such Party at the Effective Date or acquired by such Party outside the scope of this Agreement.

1.3	“Compound” shall mean (a) the [***] described in Work Plan 3 or (b) the [***] described in Work Plans 1 and 2.

1.4	“Confidential Information” shall mean any and all information in whatever form (including in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located) including, business, customers, products, affairs, plans, Intellectual Property and finances of a Party and/or its Affiliates for the time being confidential to that Party and/or its Affiliates and know-how and/or trade secrets including technical data, technical processes and know-how relating to the business of a Party and/or of its Affiliates or any of its or their suppliers, customers, agents, distributors, shareholders, management or business contacts, including the terms of this Agreement (including the terms of each Work Plan), the Results, the Deliverables and any other Intellectual Property and information that is received, obtained, created or developed in connection with the rights and obligations set out in this Agreement, whether or not such information (in any form) is marked confidential. Except for any data comprising Midatech Foreground Intellectual Property, the Results and Deliverables of the work performed by Midatech pursuant hereto, as well as the information contained in each Work Plan, shall be the Confidential Information of Ophthotech and not of Midatech.

1.5	“Deliverables” shall mean materials and/or formulations containing a Compound developed by Midatech during the Feasibility Study for such Compound, as specified in the relevant Work Plans.

1.6	“Effective Date” shall mean the date of last signature of this Agreement.

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1.7	“Feasibility Study” shall mean, the Initial Study, together with any subsequent feasibility studies contemplated by the Work Plans or otherwise agreed and approved from time to time by the Parties in writing to be conducted in accordance with the terms of this Agreement with respect to a Compound, with the actions to be undertaken by Midatech pursuant to the Purpose, in accordance with and as more fully described in the applicable Work Plan(s).

1.8	“Fees” shall mean such sums as are required to be paid by Ophthotech to Midatech in consideration for each Feasibility Study, comprising (a) in consideration for the Initial Study: (i) the Initial Fee, (ii) the Second Fee and (iii) the Third Fee, (b) in consideration for any further work to be performed by Midatech as contemplated by Work Plans 1, 2, 3, 4 and 5, those fees specified for such work in such Work Plans, as the same may be updated by mutual agreement of the Parties following completion of the Initial Study (which fees will be payable in accordance with the schedule to be mutually agreed by the Parties pursuant to Clause 6.5) and (c) in consideration for any further work to be performed by Midatech hereunder, those Fees as may be separately agreed in writing by Midatech and Ophthotech.

1.9	“Foreground Intellectual Property” shall mean any and all Intellectual Property (not comprising Background Intellectual Property) that arises or is made, conceived discovered, obtained or developed by, or by a contractor on behalf of, either Party in accordance with and pursuant to the conduct of the Feasibility Studies.

1.10	“Intellectual Property” shall mean any and all Know-How, Patent Rights, utility models, copyrights and related rights, design rights, trademarks, service marks, trade business and domain names, rights in trade dress up or get up, rights in goodwill or to sue for passing off, unfair competition rights, database rights and any other intellectual property rights, in each case whether registered or unregistered and including all applications or extensions of such right and all similar or equivalent rights or forms of protection in any part of the world.

1.11	“Initial Fee” shall mean a fee in the aggregate amount of [***] plus Value Added Tax (to the extent applicable), payable by Ophthotech to Midatech in accordance with the terms of this Agreement in consideration for work to be performed by Midatech in connection with Work Plan 1, Stage A1; Work Plan 2, Stages A1 and A2, and Work Plan 3, Stage A1.

1.12	“Initial Study” means, collectively, the work to be undertaken by Midatech in accordance with Phase A of each of Work Plans 1, 2 and 3 upon execution of this Agreement.

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1.13	“Know-How” shall mean any knowledge, proprietary information or data which is not generally publicly known, including comprising or relating to technical and other information including ideas, concepts, inventions, discoveries, data, formulae, specifications, compounds, drawings, manuals, procedures for experiments and tests and results of experimentation and testing, results of research and development including laboratory records and data analysis, concepts, methods, models, assays, research plans, procedures, designs for experiments and tests processes (including manufacturing processes, specifications and techniques), chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, reports, manufacturing data, pre-clinical data and summaries and information contained in submissions to, and information from, ethical committees and regulatory authorities, together with any documents containing any of the above whether or not capable of precise separate description, and any proprietary rights arising therein.

1.14	“Party” shall mean each of Ophthotech or Midatech as the context requires and “Parties” shall mean together Ophthotech and Midatech.

1.15	“Patent Rights” shall mean (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination or renewal thereof, (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof, and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.

1.16	“Purpose” shall mean solely the assessment and determination (and excluding for the avoidance of doubt, the commercial exploitation) of the technical feasibility of formulating a Compound utilizing and incorporating certain specified technologies comprising the Intellectual Property of Midatech.

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1.17	“Research Contacts” for Midatech shall be Dr. Dan Palmer and for Ophthotech shall be Dr. Kourous Rezai or, in either case, an alternate contact designated in writing by the applicable Party to the other Party.

1.18	“Results” shall mean the results of each Feasibility Study, including but not limited to experimental results and/or analytical data arising pursuant to such.

1.19	“Second Fee” shall mean, for (a) Stage A2 of Work Plan 1, a fee in the amount of [***], (b) Stage A3 of Work Plan 2, a fee in the amount of [***] and (c) Stage A2 of Work Plan 3, a fee in the amount of [***], in each case, plus Value Added Tax (to the extent applicable), which fee shall be payable by Ophthotech to Midatech in accordance with the terms of this Agreement following initiation of, in the case of each of Work Plans 1 and 3, Stage A2, and, in the case of Work Plan 2, Stage A3.

1.20	“Third Fee” shall mean, for (a) Stages A3 and A4 of Work Plan 1, a fee in the amount of [***], (b) Stages A4 and A5 of Work Plan 2, a fee in the amount of [***] and (c) Stages A3, A4 and A5 of Work Plan 3, a fee in the amount of [***], in each case, plus Value Added Tax (to the extent applicable), which fee shall be payable by Ophthotech to Midatech in accordance with the terms of this Agreement following initiation of, in the case of each of Work Plans 1 and 3, Stage A3, and, in the case of Work Plan 2, Stage A4.

1.21	“Work Plan” shall mean, for each Compound, the actions to be undertaken by Midatech pursuant to the applicable Feasibility Study for such Compound in accordance with and more fully described in the work plan(s) for such Compound in Annex 1.

2.	INTERPRETATION

2.1	The clause, paragraph and schedule headings used in this Agreement are inserted for ease of reference only and shall not affect its construction.

2.2	References to the singular shall be deemed to include the plural and vice versa.

2.3	References to clauses and schedules are to the clauses and schedules to this Agreement.

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2.4	References to persons shall include bodies corporate, unincorporated associations and partnerships, in each case whether or not having a separate legal personality.

2.5	The schedules are incorporated into this Agreement. In the event of any inconsistency between the main body of this Agreement (the “Main Body”) and the schedules, the Main Body shall prevail.

2.6	References to the words “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things.

2.7	References to any statutory provision, enactment, order, regulation or other similar instrument shall be construed as a reference to the statutory provision, enactment, order, regulation or instrument (including any EU instrument) as amended, replaced, consolidated or re-enacted from time to time and shall include any orders, regulations, codes of practice, instruments or other subordinate legislation made under it.

3.	SCOPE OF WORK

3.1	In consideration for the payment of the applicable and agreed Fees and subject to the terms of this Agreement, Midatech shall conduct each Feasibility Study in accordance with the relevant Work Plan(s). For each Work Plan, each Stage shall be conducted consecutively (and not concurrently), except to the extent otherwise agreed in writing by Ophthotech.

3.2

Midatech may subcontract the performance of certain of its obligations under a specific Work Plan to qualified third parties only with Ophthotech’s prior written consent (which may be withheld at its discretion), provided that (a) Midatech notifies Ophthotech of the proposed subcontractor and identifies the specific work to be performed by the subcontractor, (b) Midatech enters into a written subcontract

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agreement with the subcontractor that obligates such subcontractor to be bound by the terms and conditions of this Agreement, in the same manner as such term and conditions apply to Midatech, including without limitation those related to confidentiality, restricted use and proprietary rights, (c) the subcontractor performs such work in a manner consistent with the terms and conditions of this Agreement, and (d) Midatech remains liable for the performance of the subcontractor. At the request of Ophthotech, Midatech agrees to provide Ophthotech with a copy of the subcontract agreement, which copy may be redacted to eliminate financial information.

3.3	The Research Contacts shall be primarily responsible for the conduct of each Feasibility Study in accordance with each Work Plan and shall communicate at such times and in such manner as they deem appropriate. Ophthotech shall have the right to arrange for its employees and consultants to visit Midatech at its offices and laboratories and to discuss the work performed and results obtained with the technical employees and consultants of Midatech; provided, that such visits shall be scheduled with reasonable advance notice to Midatech, conducted during normal business hours and shall not unreasonably interrupt the operations of Midatech. The Parties shall meet periodically, either in person or by means of teleconference, but no less than once per calendar month during the Term, to discuss the results and progress of the Feasibility Studies. The site of any such in person meetings shall alternate between the offices of Midatech and Ophthotech, unless otherwise mutually agreed.

4.	DELIVERY AND USE OF THE COMPOUNDS

4.1	Ophthotech shall, at its own cost, deliver to Midatech an amount of the Compounds sufficient to enable Midatech to perform its obligations pursuant to the Feasibility Studies.

4.2	Delivery of the Compounds to Midatech shall be at the sole and exclusive risk of Ophthotech, who shall indemnify and hold harmless Midatech in relation to all and any liability regarding the Compounds during or prior to its delivery. Following its delivery to Midatech and prior to its use in a Feasibility Study, Midatech shall hold any Compounds so delivered in its care and custody, on behalf of Ophthotech. Midatech shall be responsible for, and shall promptly report to Ophthotech, any damages to or compromises of Compounds that are being held by Midatech.

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4.3	Prior to the commencement of a Feasibility Study and delivery of a Compound, Ophthotech shall provide to Midatech safety data sheet(s) related to such Compound (“Compound Safety Data Sheets”), containing all such requisite information as may reasonably be required by Midatech in relation to the safe and use, storage and handling of such Compound in accordance with the conduct of such Feasibility Study.

4.4	Ophthotech shall use commercially reasonable efforts in the preparation of the content of the Compound Safety Data Sheets and shall promptly update such Compound Safety Data Sheets as and when new information becomes available.

4.5	Ophthotech shall use commercially reasonable efforts to notify (and keep notified) Midatech of any legal or regulatory requirements applicable to the use of a Compound for the duration of the conduct of each Feasibility Study for the relevant Compound.

4.6	Midatech shall not modify the Compounds (except as may result from the conduct of the relevant Feasibility Studies) or administer the Compounds or any samples provided to any animals or humans or supply it to any third party. Midatech shall not analyze or test the Compounds except as reasonably required in order to perform its obligations under the applicable Work Plan. Midatech shall not use, and shall not permit any of its employees, consultants or other third parties to use, the Compounds for any purpose other than as contemplated by the Work Plans. Midatech shall promptly inform Ophthotech of any known or suspected use of a Compound in contravention of this Clause 4.6.

4.7	At the conclusion of each Feasibility Study, Midatech shall at the cost, risk and written request of Ophthotech, return any remaining unused quantity of the relevant Compound to Ophthotech.

5.	FEASIBILITY STUDIES

5.1	Midatech shall carry out the Feasibility Studies with reasonable skill and care consistent with industry standards, in a professional and workmanlike manner and in full accordance with all applicable laws, rules and regulations and the terms set forth in this Agreement and its Annexes which are incorporated herein.

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5.2	Any change in the details of a Feasibility Study requested by either Party that require changes in the applicable Work Plan, including the Fees and/or time lines set forth therein, shall be discussed by the Research Contacts and when mutually agreed shall be implemented in accordance with a written amendment to this Agreement as stipulated in Clause 16.

5.3	Subject always to the provisions of Clause 4, Midatech shall use its commercially reasonable efforts to ensure that its activities undertaken under this Agreement are conducted in compliance with the Compound Safety Data Sheets and all reasonably applicable laws, regulations and guidelines.

5.4	Midatech shall use commercially reasonable efforts to perform each Feasibility Study in a timely manner in accordance with the timelines specified in the applicable Work Plan, including through allocating sufficient resources to such.

5.5	Notwithstanding the provisions of this Clause 5, the Parties hereby acknowledge and agree that the Feasibility Studies and the Work Plans comprise a scientific experiment and that neither Party makes any guarantee as to nature of the outcome of such (whether positive or negative).

5.6	During the course of and at the end of each Feasibility Study, Midatech shall, as set forth in the applicable Work Plan or as otherwise reasonably requested by Ophthotech, provide the Results and Deliverables to Ophthotech. The Results and Deliverables will be the property of Ophthotech and Midatech hereby assigns all rights, title and interests in and to the Results and Deliverables to Ophthotech, provided, however, that nothing in this Clause 5.6 shall be construed as granting or conveying to Ophthotech (expressly, by implication, estoppel or otherwise) any assignment, license or other right in any of Midatech’s Background Intellectual Property used to generate the Results or the Deliverables.

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6.	FEES

6.1	In consideration of undertakings pursuant to the conduct of each Feasibility Study, Ophthotech shall pay Midatech the applicable Fees. For clarity, the aggregate fees to be paid by Ophthotech in relation to the Initial Study consist of the Initial Fee, the Second Fee and the Third Fee. Further to the foregoing, in relation to the conduct of the Initial Study, Ophthotech shall pay to Midatech the Initial Fee on or before the expiry of seven (7) days from the date Ophthotech receives Midatech’s invoice therefor. The Initial Fee shall be refundable to Ophthotech in accordance with the provisions of Clause 13.7.6 until such time as all of the work contemplated by Stages A1 of each of Work Plans 1, 2 and 3 and Stage 2 of Work Plan 2 has been completed and the related Results and Deliverables have been delivered to Ophthotech.

6.2	Save to the extent otherwise expressly agreed between the Parties, upon initiation of Stage A2 of Work Plans 1 and 3 and Stage A3 of Work Plan 2, Midatech shall invoice Ophthotech for the applicable Second Fee for such Work Plan. For clarity, the Second Fee for each of Work Plans 1, 2 and 3 shall only become payable upon initiation of the relevant Stage for such Work Plan and is independent of the Second Fees for each of the other Work Plans. Such applicable Second Fee shall be refundable to Ophthotech in accordance with the provisions of Clause 13.7.6 until such time as all of the work contemplated for the relevant Stage has been completed and the related Results and Deliverables have been delivered to Ophthotech.

6.3	Save to the extent otherwise expressly agreed between the Parties, upon initiation of Stage A3 of Work Plans 1 and 3 and Stage A4 of Work Plan 2, Midatech shall invoice Ophthotech for the applicable Third Fee for such Work Plan. For clarity, the Third Fee for each of Work Plans 1, 2 and 3 shall only become payable upon initiation of the relevant Stage for such Work Plan and is independent of the Third Fees for each of the other Work Plans. Such applicable Third Fee shall be refundable to Ophthotech in accordance with the provisions of Clause 13.7.6 until such time as all of the work contemplated by the remaining Stages of Phase A of the applicable Work Plan has been completed and the related Results and Deliverables have been delivered to Ophthotech.

6.4	All such invoices that are submitted in accordance with Clause 6.2 or 6.3 above shall be payable by Ophthotech within 30 days from its receipt of the invoice.

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6.5	Prior to the commencement of any work in relation thereto, Ophthotech and Midatech will separately agree in writing to the payment schedule for Phases B and C of each of Work Plans 1, 2 and 3, as well as for the work to be done pursuant to Work Plans 4 and 5. Unless otherwise agreed in writing by the Parties, the fees to be paid in relation to such work shall be consistent with the amounts therefor set forth in the applicable Work Plans attached hereto.

7.	PROCEDURE AFTER COMPLETION OF FEASIBILITY STUDY

7.1	Each Feasibility Study shall be deemed to be completed on the earlier of:

7.1.1	on the date of completion of the applicable Work Plan, including the delivery to Ophthotech of all Results and Deliverables as required under such Work Plan, or

7.1.2	on the date that the Parties agree in writing to terminate such Feasibility Study.

7.2	Upon execution of this Agreement, the Parties shall seek to negotiate in good faith prior to completion of the Initial Study the terms of a subsequent development agreement between the Parties which agreement shall include commercially reasonable terms mutually agreed to by the Parties (the “Development Agreement”), including but not limited to the granting of a license to the necessary Midatech Intellectual Property reasonably required by Ophthotech for the purpose of developing, manufacturing, commercializing and otherwise exploiting a formulation of one or both Compounds further to any Results arising pursuant to the conduct of Feasibility Studies (the “Subsequent License”), in the event that Ophthotech wishes to further develop and/or manufacture a formulation of one or both Compounds utilizing the Intellectual Property of Midatech.

8.	INTELLECTUAL PROPERTY RIGHTS

8.1	Midatech represents and warrants that it is the legal and/or beneficial owner of the Background Intellectual Property utilized by Midatech in performance of this Agreement and as far as it is aware, having made reasonable enquiries, has the right to use such Background Intellectual Property as is reasonably required to enable it to carry out its obligations pursuant to this Agreement.

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8.2	Ophthotech represents and warrants that it is the legal and/or beneficial owner of, or otherwise has a right to use, the Background Intellectual Property (including the Compounds) utilized by it and made available to Midatech pursuant to its performance of this Agreement and as far as it is aware, having made reasonable enquiries, has the right to use such Background Intellectual Property as is reasonably required to enable it to carry out its obligations pursuant to this Agreement.

8.3	Nothing in this Agreement shall affect the Parties’ ownership rights to their respective Background Intellectual Property or, subject to Clauses 5.6 and 9, rights in Intellectual Property arising pursuant to the conduct of the Feasibility Studies, which shall, subject to Clauses 5.6 and 9, remain the property of the owner.

8.4	No Party will make any representation or do any act which may be taken to indicate that it has any right, title or interest in, or to, the ownership or use of any of the Intellectual Property of the other Party except for the right to use such solely as necessary for the performance of the Feasibility Studies, and each Party acknowledges that nothing gives it any right, title or interest in or to the Intellectual Property and/or Confidential Information of the other Party save as granted herein.

8.5	Neither Party shall use or transfer to any third party any Intellectual Property of the other Party otherwise than as permitted by this Agreement and the Parties expressly undertake that they shall not reverse engineer or attempt to derive the sequence, composition or structure of the other Party’s Intellectual Property.

8.6	Midatech hereby grants Ophthotech a royalty free, non-exclusive, non-transferable right and license to use any and all Intellectual Property owned or controlled by Midatech and reasonably necessary pursuant to the Purpose for the duration of this Agreement and solely for the benefit of Ophthotech carrying out the Purpose. Notwithstanding the foregoing, except as agreed by the Parties in a separate agreement, Ophthotech shall have absolutely no right to use any Intellectual Property of Midatech following expiry or termination of this Agreement and no right to any other use thereof at any time.

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8.7	Ophthotech hereby grants Midatech a royalty free, non-exclusive, non-transferable right and license to use any and all Intellectual Property owned or controlled by Ophthotech and reasonably necessary to perform each Feasibility Study for the duration of such Feasibility Study and solely for the benefit of Midatech carrying out the Purpose. Notwithstanding the foregoing, except as agreed by the Parties in a separate agreement, Midatech shall have absolutely no right to use any Intellectual Property of Ophthotech following expiry or termination of this Agreement and no right to any other use thereof at any time.

8.8	Midatech shall retain all ownership, rights and title to the Background Intellectual Property of Midatech.

8.9	Ophthotech shall retain all ownership, rights and title to the Background Intellectual Property of Ophthotech.

8.10	Except as expressly set forth in this Agreement, nothing in this Agreement shall be construed to be a license of any patent right or trade secret right related to information or materials that either Party owns or controls now or may own or control after the date of this Agreement.

8.11	Midatech shall not, without the prior written consent of Ophthotech, either file or support the prosecution of a patent application, claim an invention or otherwise use any of the Results or Deliverables, a Compound or any Ophthotech Background Intellectual Property to support any patent application in any territory of the world.

8.12	Each Party agrees and acknowledges that the other Party would suffer damage and harm if any Intellectual Property made available or developed in the context of a Feasibility Study is used otherwise than in accordance with this Agreement. Any use by either Party of such Intellectual Property other than in accordance with this Agreement would be considered to be a material breach under Clause 13.5. . Further, each Party hereby grants to the other Party by way of assignment of future rights all or any such rights which such first Party may acquire as a result of any unauthorized use of Intellectual Property made available or developed in the context of a Feasibility Study. Each Party severally undertakes, and shall procure, where relevant, that its employees, Affiliates and contractors undertake to execute such documentation to irrevocably assign any and all such intellectual property rights to the other Party.

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9.	INTELLECTUAL PROPERTY ENFORCEMENT AND FOREGROUND INTELLECTUAL PROPERTY

9.1	Each Party shall as soon as reasonably practicable give notice in writing to the other of any infringement or suspected infringement, by the other Party or a third party, of any of the Intellectual Property (whether or not comprised of Background Intellectual Property and or Foreground Intellectual Property) owned by either Party or claims made or threatened that the Intellectual Property in either Parties’ Background Intellectual Property and or Foreground Intellectual Property infringe the rights of any third party.

9.2	In the case of any infringement or suspected infringement by any third party of any Intellectual Property owned by either Party:

9.2.1	the owner of the Intellectual Property shall in its sole discretion decide what action to take;

9.2.2	the owner of the Intellectual Property and shall have the sole control over and conduct of all claims;

9.2.3	the other Party shall, subject to an indemnity from the owner of the Intellectual Property for its costs, provide any and all assistance that the owner of the Intellectual Property may reasonably require in the conduct of any claims and proceeding; and

9.2.4	the owner of the Intellectual Property shall bear the costs of any proceeding and shall be entitled to retain all sums recovered in any action for its own account.

9.3	Ophthotech shall own the entire right title and interest in and to Foreground Intellectual Property that is made, developed, conceived or reduced to practice during the performance of the Feasibility Studies and (a) is incapable of severance from a Compound, including the Results , Deliverables and their use; or (b) relates to and/or is based upon the Background Intellectual Property of Ophthotech, excluding any Foreground Intellectual Property related to processes, devices and methods of manufacturing that is inseparable from Background Intellectual Property of Midatech (collectively, the “Ophthotech Foreground Intellectual Property”). Midatech hereby assigns to Ophthotech all rights, title and interests Midatech may have in or to the Ophthotech Foreground Intellectual Property.

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9.4	Midatech shall own the entire right title and interest in and to Foreground Intellectual Property that is made, developed, conceived or reduced to practice during the performance of the Feasibility Studies and exclusively relates to processes, devices and methods of manufacturing and/or is based upon the Background Intellectual Property of Midatech (“Midatech Foreground Intellectual Property”). Ophthotech hereby assigns to Midatech all rights, title and interests Ophthotech may have in or to the Midatech Foreground Intellectual Property.

9.5	Each Party hereby irrevocably agrees that all Foreground Intellectual Property arising pursuant to the conduct of the Feasibility Studies shall be the absolute property of such Party as is determined in accordance with this Clauses 5.6 and 9.

9.6	All Foreground Intellectual Property shall be assigned and shall vest exclusively in accordance with the terms of this Agreement.

9.7	Each Party severally undertakes, and shall procure, where relevant, that its employees, Affiliates and contractors undertake to execute such documentation to irrevocably assign any and all Foreground Intellectual Property in accordance with the terms of this Agreement.

9.8	Midatech may, with Ophthotech’s prior written consent, incorporate details of the Feasibility Studies undertaken within presentations made to any potential investors and/or acquirers of Midatech from time to time.

9.9	Midatech undertakes (prior to making such information available to any potential investor and/or acquirer) to provide a copy of the materials in which such information will be contained to the Research Contact of Ophthotech for their consent, review and approval.

9.10	Upon receipt of documentation provided pursuant to Clause 9.9 above, the Research Contact of Ophthotech shall within 14 days revert with Ophthotech’s response to such request, including any comments or amendments to such materials, which Midatech shall reflect in any such authorized presentation.

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10.	REPRESENTATIONS AND WARRANTIES AND COVENANTS

10.1	Each Party hereby represents and warrants to the other Party that (a) it has the power to enter into this Agreement and to grant the rights and licenses granted herein and to otherwise perform this Agreement, (b) it is not a Party to any agreement or understanding and knows of no law or regulation that would prohibit it from entering into and performing this Agreement or that would conflict with this Agreement, and (c) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with the provisions of this Agreement.

10.2	Midatech hereby represents and warrants to Ophthotech that neither it nor any of its officers, directors or employees has been (a) debarred under Section 306 of the U.S. Federal Food, Drug and Cosmetic Act or any comparable law or regulation outside of the United States, (b) listed by any government or regulatory agencies as ineligible to participate in any government healthcare programs or government procurement or non-procurement programs, or excluded, debarred, suspended or otherwise made ineligible to participate in any such program, or is subject to an investigation for any of the foregoing, or (c) charged with, indicted for or convicted of a criminal offense related to the provision of healthcare items or services or that would lead to debarment, exclusion, suspension or ineligibility to participate in any such program, or is subject to any such pending action or investigation. Midatech agrees that it will notify Ophthotech immediately in the event that Midatech or any of its officers, directors or employees is subject to any for the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of Midatech’s knowledge, is threatened.

11.	CONFIDENTIALITY

11.1	Each Party (the “Receiving Party”) shall respect and preserve the confidentiality of the Confidential Information of the other Party (the “Disclosing Party”) disclosed to the Receiving Party pursuant to this Agreement from the date of disclosure. The Receiving Party shall not use or permit use of any Confidential Information of the Disclosing Party in any way, other than for the purpose of performing the Feasibility Studies.

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11.2	The Receiving Party shall not, without the prior written consent of the Disclosing Party, disclose or reveal Confidential Information to any third party other than an employee, consultant or agent of the Receiving Party who is required to receive and consider the Confidential Information for the purposes of performing the Feasibility Studies and who, prior to receiving the Confidential Information, has been made aware of the obligations of confidentiality under this Agreement and is under an obligation to observe the same restrictions in respect of Confidential Information as are contained in this Agreement. The Receiving Party (a) shall report to the Disclosing Party any known or suspected breaches of the obligations of confidentiality or restricted use set forth in this Clause 11 and (b) shall be liable for any such breaches by such Party’s employees or consultants.

11.3	The obligations contained in this clause 11 shall not apply or shall cease to apply to such of the Confidential Information which:

11.3.1	is publicly known at the time of disclosure or after disclosure becomes publicly known other than through a breach by the Receiving Party of a duty of confidentiality;

11.3.2	was developed or discovered by employees or agents of the Receiving Party who had no access to the Confidential Information of the Disclosing Party and without reference to or reliance upon the Confidential Information of the Disclosing Party; or

11.3.3	the Receiving Party can show is known to it:

(i)	other than under a subsisting obligation of confidentiality or restricted use, prior to the disclosure of the Confidential Information by the Disclosing Party; or

(ii)	through being made available to it by a third party who had a right to do so and who has not imposed any subsisting obligation of confidentiality or restricted use in respect thereof.

11.4

In the event that a Receiving Party becomes legally compelled (by law, court order, or any governmental or regulatory authority) to disclose any of a Disclosing Party’s Confidential Information, such Receiving Party shall provide the Disclosing Party with prompt prior written notice of such requirement so that the Receiving Party may seek

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a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, the Receiving Party obligated to make disclosure shall furnish only that portion of the Confidential Information which it is legally required to disclose, and shall exercise best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

11.5	For the avoidance of doubt, any Confidential Information of either Party disclosed prior to the date of this Agreement (the “Existing Confidentiality Agreement”) shall be treated as Confidential Information for all purposes under this Agreement.

12.	LIABILITY & INDEMNIFICATION

12.1	Midatech shall indemnify, hold harmless and defend Ophthotech, its Affiliates and their respective officers, directors, employees and agents (“Ophthotech Indemnitees”) against any and all claims, actions, demands, suits or causes of action for damages brought by third parties arising out of (a) the infringement of any Patent Right of any third party by either Party’s use of the Midatech Background Intellectual Property in the conduct of a Work Plan; (b) save to the extent arising pursuant to the direct instruction of Ophthotech or advice provided by it in accordance with the terms of this Agreement, Midatech’s use, storage or disposal of the Compounds; (c) a breach of this Agreement by Midatech; or (d) the willful misconduct or negligence of any Midatech Indemnitees; except to the extent such damages are caused by any Ophthotech Indemnitees willful misconduct or negligence or result from a breach of this Agreement by Ophthotech.

12.2	Ophthotech shall indemnify, hold harmless and defend Midatech, its Affiliates and their respective officers, directors, employees and agents (“Midatech Indemnitees”) against any and all claims, actions, demands, suits or causes of action for damages brought by third parties arising out of (a) the infringement of any Patent Right of any third party by either Party’s use of the Ophthotech Background Intellectual Property in the conduct of a Work Plan; (b) Ophthotech’s use, application, storage or disposal of the Compounds, the Results or the Deliverables; (c) a breach of this Agreement by Ophthotech; or (d) the willful misconduct or negligence of any Ophthotech Indemnitees, except to the extent such damages are caused by any Midatech Indemnitees willful misconduct or negligence or result from a breach of this Agreement by Midatech.

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12.3	The indemnified Party shall provide the indemnifying Party with (a) prompt written notice of any claim for which it seeks indemnification (“Claim”), (b) all requested information in the indemnified Party’s possession concerning any Claim, (c) reasonable cooperation and assistance in the defense and/or settlement of any Claim and (d) authority to defend and/or settle any Claim, subject to the approval of the indemnified Party, such approval not to be unreasonably withheld, conditioned or delayed.

12.4	EXCEPT WITH RESPECT TO EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER CLAUSE 12.1 OR CLAUSE 12.2, AS APPLICABLE, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT SHALL LIMIT EITHER PARTY FROM SEEKING OR OBTAINING ANY REMEDY AVAILABLE UNDER APPLICABLE LAW FOR ANY BREACH OF ITS CONFIDENTIALITY AND NON-USE OBLIGATIONS UNDER CLAUSES 4.6, 8.12 OR 11.

12.5	EXCEPT WITH RESPECT TO EACH PARTY’S OBLIGATIONS UNDER CLAUSES 4.2, 4.6, 8.12, 10 OR 11, EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER CLAUSES 12.1 OR 12.2, AS APPLICABLE AND INSTANCES OF INTENTIONAL MISCONDUCT, THE LIABILITY OF EACH PARTY TO THE OTHER PARTY HEREUNDER FOR DIRECT DAMAGES ARISING PURSUANT TO ANY PURPORTED BREACH OF THE TERMS OF THIS AGREEMENT SHALL BE LIMITED TO THE FEES FOR THE FEASIBILITY STUDIES.

12.6	Nothing in this Agreement shall limit or exclude the liability of either Party for:

12.6.1	death or personal injury resulting from negligence; or

12.6.2	gross negligence, willful misconduct, fraud or fraudulent misrepresentation; or

12.6.3	the indemnity contained in clauses 12.1 and 12.2.

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12.7	Save to the extent otherwise expressly provided in this Agreement, the Compounds provided by Ophthotech to Midatech are provided on an “as is” basis without warranty of merchantability or fitness for a particular purpose or any other warranty, express or implied.

12.8	Save to the extent otherwise expressly provided in this Agreement, the Deliverables together with all and any other materials provided by Midatech under this Agreement are (subject always to the proper and diligent performance by Midatech of its obligations under this Agreement in accordance with the terms of the Work Plans) provided by Midatech to Ophthotech on an “as is” basis without warranty of merchantability or fitness for a particular purpose or any other warranty, express or implied.

13.	TERM AND TERMINATION

13.1	This Agreement shall come into force on the Effective Date and, unless terminated earlier as provided in this Clause 13, shall expire upon the completion of the Feasibility Studies as per Clause 7.1.

13.2	Ophthotech may terminate this Agreement or a Feasibility Study (including any portion thereof) at any time upon delivery of thirty (30) days prior written notice to Midatech.

13.3	Midatech may terminate this Agreement with respect to a Feasibility Study at any time upon delivery of thirty (30) days prior written notice to Ophthotech, if, in Midatech’s scientific opinion, it is unable to progress with such Feasibility Study in accordance with the relevant Work Plan.

13.4	Each Party shall have the right to terminate this Agreement immediately in the event of any of the following: (i) the other Party becomes insolvent or unable to pay its debts as they become due; (ii) the other Party makes an assignment of all or substantially all of its assets for the benefit of its creditors, if a receiver, trustee, liquidator or sequestrator of all or substantially all of a Party’s assets is appointed, or if a party discontinues its business; or (iii) the other Party (A) files a voluntary petition in bankruptcy under the United States Bankruptcy Code or any comparable foreign law or (B) has an involuntary bankruptcy petition filed against it, which is not dismissed within ninety (90) days after the filing date.

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13.5	Each Party may terminate this Agreement on thirty (30) days written notice in the event of a material breach or default in the performance of this Agreement by the other Party, provided, however, that such termination shall not take effect if the Party in breach or default cures such breach or default to the satisfaction of the terminating Party within the thirty (30) day notice period.

13.6	Any termination of this Agreement shall not affect any accrued rights or liabilities of any Party.

13.7	Upon termination or expiration of this Agreement:

13.7.1	Midatech shall promptly refrain from using the Intellectual Property of Ophthotech and the Confidential lnformation of Ophthotech;

13.7.2	Ophthotech shall promptly refrain from using the Intellectual Property of Midatech and the Confidential lnformation of Midatech;

13.7.3	Midatech shall destroy or return to Ophthotech, as per Ophthotech’s request and at Ophthotech’s expense, any remaining Compound or Compound-related information provided by Ophthotech which remains in Midatech’s possession.

13.7.4	Each Party shall promptly return to the other Party at other Party’s request and expense, all documents containing Confidential lnformation of other Party or any other items put at the other Party’s disposal under this Agreement (including, but not limited to, any notes and summaries, print-outs or copies of information stored in electronic or computerized systems), except for one copy of each document to be retained by the receiving Party in a confidential central file for archival purposes and as required by law or applicable regulation;

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13.7.5	Midatech shall promptly deliver to Ophthotech, at Ophthotech’s request and expense, all Results and Deliverables in Midatech’s possession or control to the extent not previously delivered to Ophthotech; and

13.7.6	Midatech shall refund any then-refundable Fees that have been paid hereunder other than, reasonable non-cancellable obligations properly incurred to perform the Feasibility Studies pursuant to this Agreement prior to receipt of notice of termination; provided that Midatech shall use reasonable efforts to mitigate such costs. In the event this Agreement is terminated by Ophthotech pursuant to Clause 13.5, the exclusion of non-cancellable obligations from Midatech’s refund obligation provided for in the foregoing sentence shall not apply.

13.7.7	Clauses 4.2, 4.6, 8.3, 8.4, 8.5, 8.8 – 8.12, 9.3 – 9.7, 10.1, 10.2, 11, 12, 13.7 and 14 – 22 shall survive the termination or expiration of this Agreement.

14.	NOTICES

14.1	Except as otherwise expressly provided, all notices given in connection with this Agreement (each, a “Notice”) shall be in writing and sent by registered mail or courier service, to each Party. The Notice shall be deemed to have been properly served if addressed to:

Ophthotech: Midatech:

Ophthotech Corporation

One Penn Plaza, Suite 1924

New York, NY 10119

Attention: General Counsel

Nick Robbins-Cherry

Finance Director

Midatech Pharma plc,

65 Innovation Drive

Milton Park

Abingdon

OX14 4RQ, UK

or such other address or addresses of which such Party shall have given written notice not less than 7 (seven) days before the Notice is dispatched. Any such Notice will be deemed to be given when delivered by post or courier service.

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15.	INDEPENDENT CONTRACTOR

For the purposes of this Agreement, each Party shall be an independent contractor and not an agent or employee of the other Party. Neither Party shall have authority or power to make any statements, representations or commitments of any kind or to take any action which is binding on the other Party, except as may be explicitly provided for herein or authorized by the other Party in writing.

16.	ENTIRE AGREEMENT, MODIFICATIONS AND AMENDMENTS

This Agreement sets forth the entire understanding between the parties with respect to the transactions and arrangements contemplated hereby and supersedes all prior oral or written arrangements. No amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and duly signed by the representatives of both parties. The Annexes and their enclosures form an integral part of this Agreement and are incorporated by reference. In the event that any Annex contains terms conflicting with any provision under the operative articles of this Agreement, the provisions of the operative articles shall prevail.

17.	SEVERABILITY

In the event of the invalidity, illegality or unenforceability of any provision of this Agreement, the parties shall negotiate in good faith, in place of such provision, a valid, legal and enforceable provision which, insofar as possible and equitable, implements the purposes hereof. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect or impair in a way the validity, legality or enforceability of the other provisions of this Agreement.

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18.	ASSIGNMENT, SUBCONTRACTING, SUCCESSORS AND ASSIGNS

This Agreement and all rights and obligations hereunder are personal to the parties hereto and may not be assigned or subcontracted without the prior written consent of the other Party hereto, except that each Party shall, without the consent of the other Party, be entitled to assign this Agreement or any part thereof to its Affiliates or any Party taking over all or substantially all of its business. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors or permitted assigns of each Party.

19.	WAIVER

No waiver of any requirement of this Agreement, whether by conduct or otherwise, shall be effective unless given in writing. No actual or implied waiver by any Party in one or more instances of any of the provisions of this Agreement or the breach thereof shall be construed to be a waiver of any subsequent or prior breach of the same or any other provision of this Agreement. Furthermore, in case of waiver of a particular provision, all other provisions of this Agreement will continue in full force and effect.

20.	FORCE MAJEURE

Neither Party shall be responsible or liable to the other hereunder for any failure or delay in the performance of its obligations under this Agreement due to any contingency beyond such Party’s reasonable control, such as war, fire, accident or other casualty, act of terrorism or act of God. In the event of the applicability of this Clause, the Party affected by such force majeure shall use reasonable efforts, consistent with good business judgment, to eliminate, cure and overcome any of such causes and resume performance of its obligations. Such force majeure occurrence shall immediately be notified to the other Party. Should such force majeure occurrence persist for more than ninety (90) days, the Party not affected by such force majeure occurrence shall have the right to terminate this Agreement on written notice with immediate effect.

21.	GOVERNING LAW JURISDICTION AND DISPUTE RESOLUTION

This Agreement shall be governed by and interpreted in accordance with the laws of England. The Parties hereby submit to the non-exclusive jurisdiction of the English Courts in relation to settling all and any matters arising pursuant to this Agreement.

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In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations hereunder (other than any breach or alleged breach of any of the obligations of confidentiality or restricted use set forth herein), each Party agrees in the first instance to attempt to resolve (in good faith) such dispute in discussion between the Research Contacts of each Party. If, following such discussion between Research Contacts, such matters remain unresolved the Parties shall convene a meeting of their respective Chief Executive Officers who shall in good faith attempt to resolve such.

Each Party acknowledges that any actual or threatened breach of the obligations of confidentiality or restricted use set forth herein will cause the other Party immediate and irreparable harm that cannot be adequately compensated by monetary damages, and it therefore agrees that the other Party shall have the right to secure equitable and injunctive relief under this Agreement in any court of competent jurisdiction, in addition to any other remedies that may be legally available.

22.	USE OF NAME & PUBLICITY

The Parties have agreed on the language to be used by Midatech to publicly disclose its entry into this Agreement as set forth in Annex 3. Midatech may issue its own public release concerning this Agreement, which, unless otherwise approved in advance by Ophthotech in writing, shall be limited to the information concerning this Agreement set forth in Annex 3. Except as otherwise mutually agreed by the Parties, neither Party shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, and such Party shall provide the other Party with a copy of the proposed text for such other Party’s review and approval at least three (3) business days prior to the proposed issuance or publication date; provided that each Party may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is limited to the information included in prior public disclosures or public statements approved by the Parties pursuant to this Section 22 and does not reveal any Confidential Information of the other Party. Other than as permitted by the foregoing sentences in this Section 22, neither Party shall use the other Party’s name, expressly, or by implication, trademark or trade name in any publicity release, advertising, or any commercial communication without the express written approval of the other Party.

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23.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall constitute an original agreement and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement on the dates of signature shown below.

SIGNED by: /s/ David R. Guyer	)
duly authorized for and on behalf of	)
OPHTHOTECH CORPORATION	)

Name: David R. Guyer	)
Title: Chief Executive Officer	)
Date: August 10, 2015)

SIGNED by: /s/ Dr. James N. Phillips	)
duly authorised for and on behalf of	)
MIDATECH PHARMA plc	)
Name: Dr. James N. Phillips	)
Title: Chief Executive Officer	)
Date: 12th August 2015)

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Annex 1

[***]

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Annex 2

(Compound Safety Data Sheets)

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Annex 3

(Agreed Upon Press Release Language)

Midatech Pharma PLC

(“Midatech” or the “Company”)

Agreement with Ophthotech

– Development of sustained delivery formulations for rapidly growing ophthalmology market

Midatech Pharma (AIM: MTPH), the international specialty pharmaceutical company with a diversified portfolio of high-value products in development, today announced an agreement with Ophthotech Corporation (NASDAQ: OPHT) to explore the feasibility of using Midatech’s Q Sphera microencapsulation technology for sustained delivery formulations for select Ophthotech products for the treatment of wet Age-related Macular Degeneration (AMD) and other ocular indications.

Commenting on the collaboration, Dr. Jim Philips, CEO of Midatech Pharma, said, “Drug delivery technology partnering is one of the three core strategies for Midatech and this agreement with Ophthotech fits perfectly into our strategies. Using our unique R&D and production facilities in Wales and Spain we will continue to bring in early revenues to help bring the Group towards break-even.”

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